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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 2, 1999


                        N-VIRO INTERNATIONAL CORPORATION
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


          DELAWARE                      0-21802                 34-1741211
(STATE OR OTHER JURISDICTION          (COMMISSION              (IRS EMPLOYER
      OF INCORPORATION)               FILE NUMBER)           IDENTIFICATION NO.)


   3450 W. CENTRAL AVENUE, SUITE 328
           TOLEDO, OHIO                                          43606
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (419) 535-6374


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ITEM 5.           OTHER ITEMS

         On September 2, 1999, N-Viro International Corporation ("the Company") executed a Sludge Stabilization Contract between the Company and the City of Toledo, and issued a press release dated September 7, 1999, incorporated by reference herein as Exhibits 1 and 2, respectively.



                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                        N-VIRO INTERNATIONAL CORPORATION

Dated:  September 16, 1999             By:  /s/ James K. McHugh
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                                            James K. McHugh
                                            Chief Financial Officer